UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 12, 2018

DiamondRock Hospitality Company
(Exact name of registrant as specified in charter)

Maryland	001-32514	20-1180098
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Bethesda Metro Center, Suite 1400
Bethesda, MD 20814
(Address of Principal Executive Offices) (Zip Code)

(240) 744-1150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 3.02                                           Unregistered Sales of Equity Securities.

The information in Item 8.01 below is incorporated into this Item 3.02 by reference.

Item 8.01                                           Other Events.

On December 12, 2018, DiamondRock Hospitality Company (the “Company”) closed on the previously disclosed transaction to acquire Cavallo Point, the Lodge at the Golden Gate, a luxury resort in the Golden Gate National Recreation Area near Sausalito, California (the “Property”).  Pursuant to the contribution agreement between the Company, DiamondRock Hospitality Limited Partnership (the “Operating Partnership”) and Fort Baker Retreat Group LLC, an unrelated California limited liability company (the “Contributor”), the Contributor contributed its interest in the Property to the Operating Partnership in exchange for $151,715,000 in a combination of cash and 796,684 newly-issued common limited partnership interests in the Operating Partnership (“OP units”).

Beginning 12 months after issuance, the OP units issued by the Operating Partnership are redeemable at the option of the holders thereof for cash or, at the Company’s option, for shares of common stock of the Company on a one-for-one basis, subject to certain adjustments, in accordance with the terms of the Amended and Restated Agreement of Limited Partnership of the Operating Partnership.

The OP units described above were issued in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

On December 12, 2018, the Company issued a press release relating to the closing of the transaction described above, a copy of which is furnished as Exhibit 99.1 hereto.  The information furnished pursuant to Exhibit 99.1 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

99.1*	Press Release, dated December 12, 2018

*  Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDROCK HOSPITALITY COMPANY

Date: December 12, 2018	By	/s/ William J. Tennis
William J. Tennis
Executive Vice President, General Counsel and Corporate Secretary